                                                    Exhibit 10.19
                                                         of Form 10KSB

     SYNTHETECH, INC.                                    PURCHASE
                                                            ORDER
     1290 Industrial Way PO Box 646
     Albany, Oregon 97321
     Ph: 541-967-6575
     FAX: 541-967-9424

The following number must appear on all related
correspondence, shipping papers, and invoices:
P.O. NUMBER:  72430

To:  R.L. Reimers Co.                   Ship To:
     3514 Conser Road, N.E.
     Albany, Oregon 97321

     Ph: 926-7766  FAX: 926-2908

 P.O. DATE    REQUISITIONER    SHIP VIA   F.O.B. POINT        TERMS
September 4, 1996  MRM            NA                       Net 10 Days


 QTY                                  DESCRIPTION   UNIT PRICE  TOTAL

          August, 1996 progression billing for plant expansion project work by R.L. Reimers Company. Payment to be applied to
          total project cost.                                 $189,000





                                                  SUBTOTAL    $189,000

                                                 SALES TAX

                                     SHIPPING AND HANDLING

                                                     OTHER

                                                     TOTAL    $189,000
1.  Please send two copies of your invoice.
2.  Reference the P.O. number on the invoice.

                                             \s\ Mitchell R. McVay
                                        X
                                             Authorized by
                                             Date:  9/4/96

                         R.L. REIMERS COMPANY

                          GENERAL CONTRACTORS


Synthetech project control outline

I.   Budgets

II.  Billings
     A.   Monthly billings
     B.   Invoice copies
     C.   Discounts
     E.   Lien releases

III. Budget Variance analysis and cost to complete

IV.  Standard AGC Contract